QuickLinks -- Click here to rapidly navigate through this document

Exhibit (a)(1)(B)

Letter of Transmittal
To Tender Shares of Common Stock
(Including the Associated Preferred Share Purchase Rights)
Pursuant to the Offer to Purchase for Cash
Dated May 30, 2006
by
TRIBUNE COMPANY
of
Up to 53,000,000 Shares of its Common Stock
(Including the Associated Preferred Share Purchase Rights)
at a Purchase Price Not Greater Than $32.50 nor Less Than $28.00 Per Share

  THE TENDER OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL
  EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JUNE 26, 2006, UNLESS THE
  TENDER OFFER IS EXTENDED.

Computershare Trust Company, N.A.

By Mail: Computershare Trust Company, N.A. Attention: Corporate Actions P.O. Box 859208 Braintree, MA 02185-9208	By Hand or Overnight Courier: Computershare Trust Company, N.A. Attention: Corporate Actions 161 Bay Street Drive Braintree, MA 02184

Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery.

        The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))	Shares of Common Stock Tendered (Attach Additional Signed List, if Necessary)

	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**	Dividend Reinvestment Shares Tendered***

*	Need not be completed if shares are tendered by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all shares described above are being tendered. See Instruction 4.
***	If any common shares being tendered are common shares held pursuant to Tribune Company's dividend reinvestment plan, the stockholder should so indicate on page 7.

Indicate below the order (by certificate number) in which shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order, if less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary. See Instruction 15.
1st: 2nd: 3rd: 4th: 5th:
☐ Lost Certificates. I have lost my certificate(s) for shares and require assistance in replacing the shares. (See Instruction 12).

        This Letter of Transmittal is to be used either if certificates for shares (as defined below) are to be forwarded herewith or, unless an agent's message (as defined in Section 3 of the Offer to Purchase (as defined below)) is utilized, if delivery of shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined below) at the book-entry transfer facility (as defined in Section 3 of the Offer to Purchase) pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Tendering stockholders whose certificates for shares are not immediately available or who cannot deliver either the certificates for, or a book-entry confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their shares and all other documents required hereby to the Depositary prior to the Expiration Time (as defined in Section 1 of the Offer to Purchase) must tender their shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

        Your attention is directed in particular to the following:

          1.     If you want to retain your shares, you do not need to take any action.

          2.     If you want to participate in the Tender Offer (as defined below) and wish to maximize the chance of having the Tribune Company (the "Company") accept for payment the shares you are tendering hereby, you should check the box marked "Shares Tendered at Price Determined in the Tender Offer" below and complete the other portions of this Letter of Transmittal as appropriate. If you agree to accept the purchase price determined in the Tender Offer, your shares will be deemed to be tendered at the minimum price. YOU SHOULD UNDERSTAND THAT THIS ELECTION MAY LOWER THE PURCHASE PRICE AND COULD RESULT IN THE TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $28.00 PER SHARE.

          3.     If you wish to select a specific price at which you will be tendering your shares, you should select one of the boxes in the section captioned "Shares Tendered at Price Determined by Stockholder" below and complete the other portions of this Letter of Transmittal as appropriate.

        DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY. ENCLOSE A PHOTO-COPY OF THE NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:
Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivered by book-entry transfer, check box: ☐

THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):
(1) SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER (SEE INSTRUCTION 5)

By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER "Shares Tendered at Price Determined in the Tender Offer," the undersigned hereby tenders shares at the price checked. This action could result in none of the shares being purchased if the purchase price determined in the Tender Offer is less than the price checked below. A STOCKHOLDER WHO DESIRES TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SHARES ARE TENDERED. The same shares cannot be tendered, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.
PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
☐	$28.00	☐	$29.00	☐	$30.00	☐	$31.00	☐	$32.00
☐	$28.25	☐	$29.25	☐	$30.25	☐	$31.25	☐	$32.25
☐	$28.50	☐	$29.50	☐	$30.50	☐	$31.50	☐	$32.50
☐	$28.75	☐	$29.75	☐	$30.75	☐	$31.75
OR
(2) SHARES TENDERED AT PRICE DETERMINED IN THE TENDER OFFER (SEE INSTRUCTION 5)

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER "Shares Tendered at Price Determined by Stockholder," the undersigned hereby tenders shares at the purchase price, as the same shall be determined in accordance with the terms of the Tender Offer. For purposes of determining the purchase price, those shares that are tendered by the undersigned agreeing to accept the purchase price determined in the Tender Offer will be deemed to be tendered at the minimum price.

☐ The undersigned wants to maximize the chance of having the Company purchase all of the shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders shares at, and is willing to accept, the purchase price determined in accordance with the terms of the Tender Offer. THE UNDERSIGNED SHOULD UNDERSTAND THAT THIS ELECTION MAY LOWER THE PURCHASE PRICE AND COULD RESULT IN THE TENDERED SHARES BEING PURCHASED AT THE MINIMUM PRICE OF $28.00 PER SHARE.
CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

ODD LOTS (See Instruction 14)
To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned either (check one box) :
☐ is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered;

☐ or is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s), shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares.
In addition, the undersigned is tendering either (check one box):
☐ at the purchase price, as the same will be determined by the Company in accordance with the terms of the Tender Offer (persons checking this box need not indicate the price per share above); or
☐ at the price per share indicated above in the section captioned "Price (In Dollars) per Share at Which Shares Are Being Tendered."
CONDITIONAL TENDER (See Instruction 13)

A tendering stockholder may condition his or her tender of shares upon the Company purchasing a specified minimum number of the shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least the minimum number of shares you indicate below is purchased by the Company pursuant to the terms of the Tender Offer, none of the shares tendered by you will be purchased. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased if any are purchased, and each stockholder is urged to consult his or her own tax advisor before completing this section. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.
☐ The minimum number of shares that must be purchased from me, if any are purchased from me, is: shares.

If, because of proration, the minimum number of shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her shares and checked this box:
☐ The tendered shares represent all shares held by the undersigned.

Ladies and Gentlemen:

        The undersigned hereby tenders to Tribune Company the above-described shares of common stock, including the associated preferred share purchase rights (the "rights") issued under the Rights Agreement, dated as of December 12, 1997 between the Company and Computershare Trust Company, N.A. (as successor to First Chicago Trust Company of New York), as Rights Agent, par value $0.01 per share (the "shares") of Tribune Company (the "Company"), at the price per share indicated in this Letter of Transmittal, net to the seller in cash, less any applicable withholding taxes and without interest, on the terms and subject to the conditions set forth in the Company's Offer to Purchase dated May 30, 2006 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Tender Offer"), receipt of which is hereby acknowledged. Unless the context otherwise requires, all references to the shares shall refer to the common stock of the Company and shall include the rights; and unless the rights are redeemed prior to the expiration of the Tender Offer, a tender of the shares will constitute a tender of the rights.

        Subject to and effective on acceptance for payment of, and payment for, the shares tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Tender Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all the shares that are being tendered hereby and irrevocably constitutes and appoints Computershare Trust Company, N.A. (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such shares, to (i) deliver certificates for such shares or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, (ii) present such shares for cancellation and transfer on the Company's books and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms and subject to the conditions of the Tender Offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and that, when the same are accepted for purchase by the Company, the Company will acquire good title thereto, free and clear of all security interests, liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or the Company, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby, all in accordance with the terms of the Tender Offer.

        All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        The undersigned understands that the valid tender of shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Tender Offer.

        It is a violation of Rule 14e-4 promulgated under the Exchange Act (as defined in the Offer to Purchase) for a person acting alone or in concert with others, directly or indirectly, to tender shares for such person's own account unless at the time of tender and at the Expiration Time such person has a "net long position" in (i) a number of shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such shares for the purpose of tender to the Company within the period specified in the Tender Offer, or (ii) other securities immediately convertible into, exercisable for or exchangeable into shares ("Equivalent Securities") that is equal to or greater than the number of shares tendered and, upon the acceptance of such tender, will acquire such shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Tender Offer and will deliver or cause to be delivered such shares so acquired for the purpose of tender to the Company within the period specified in the Tender Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the undersigned's representation and warranty to the Company that (i) the undersigned has a "net long position" in a number of shares or Equivalent Securities at least equal to the shares being tendered within the meaning of Rule 14e-4, and (ii) such tender of shares complies with Rule 14e-4.

        The undersigned understands that the Company will, upon the terms and subject to the conditions of the Tender Offer, determine a single per share purchase price, not greater than $32.50 nor less than $28.00 per share, that it will pay for shares properly tendered and not properly withdrawn prior to the Expiration Time in the Tender Offer, taking into account the number of shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the lowest purchase price (in multiples of $0.25) within the price range specified above that will allow it to purchase 53 million shares, or such lesser number of shares as are properly tendered and not properly withdrawn, at prices not greater than $32.50 nor less than $28.00 per share, in the Tender Offer, subject to its right to increase the total number of shares purchased to the extent permitted by law. The undersigned understands that all shares properly tendered at prices at or below the purchase price and not properly withdrawn will be purchased at the purchase price, net to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions of the Tender Offer, including its proration provisions, "odd lot" preference and conditional tender provisions, and that the Company will return at its expense all other shares, including shares tendered at prices greater than the purchase price and not properly withdrawn and shares not purchased because of proration or conditional tenders, promptly following the Expiration Time.

        In participating in the Tender Offer, the undersigned acknowledges that: (1) the Tender Offer is established voluntarily by the Company, it is discretionary in nature and it may be extended, modified, suspended or terminated by the Company as provided in the Tender Offer; (2) the undersigned is voluntarily participating in the Tender Offer; (3) the future value of the Company's common stock is unknown and cannot be predicted with certainty; (4) the undersigned has received the Offer to Purchase; and (5) regardless of any action that the Company takes with respect to any or all income/capital gains tax, social security or insurance, transfer tax or other tax-related items ("Tax Items") related to the offer and the disposition of shares, the undersigned acknowledges that the ultimate liability for all Tax Items is and remains his or her sole responsibility. In that regard, the undersigned authorizes the Company to withhold all applicable Tax Items legally payable by the undersigned.

        Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility designated above. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the shares so tendered.

THE UNDERSIGNED TENDER ALL UNCERTIFICATED SHARES
THAT MAY BE HELD IN THE NAME OF THE REGISTERED HOLDER(S) BY THE COMPANY'S TRANSFER
AGENT PURSUANT TO THE COMPANY'S DIVIDEND REINVESTMENT PLAN

Yes	No

NOTE: SIGNATURE MUST BE PROVIDED ON PAGE 9 BELOW.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 6, 7 and 8)

          To be completed ONLY if certificates for shares not tendered or not accepted for payment and/or the check for payment of the purchase price of shares accepted for payment are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by crediting them to an account at the book-entry transfer facility other than the account designated above.

  Issue: ☐ Check
             ☐ Certificate(s) to:

Name	(Please Print)
Address

(Include Zip Code)
(Taxpayer Identification Number) (See Instruction 10 and Substitute Form W-9 Included Herewith) Check and complete if applicable:
☐ Credit shares delivered by book-entry transfer and not purchased to the account set forth below:
Account Number:

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 6, 7 and 8)

          To be completed ONLY if certificates for shares not tendered or not accepted for payment and/or the check for payment of the purchase price of shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

  Mail: ☐ Check
            ☐ Certificate(s) to:

Name	(Please Print)
Address
(Include Zip Code)

  SIGN HERE
  (Also Complete Substitute Form W-9 Included Herewith or the Appropriate IRS Form)

(Signature(s) of Stockholder(s))
Dated:

          (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) for the shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Authorized Signature(s)
Name(s)	(Please Print)
Capacity (full title)
Address
(Include Zip Code)
Daytime Area Code and Telephone Number:
Taxpayer Identification Number:
(Complete Accompanying Substitute Form W-9 or the Appropriate IRS Form)
Dated:

  GUARANTEE OF SIGNATURE(S)
  (If Required—See Instructions 1 and 6)

Authorized Signature:
Name(s)	(Please Print)
Name of Firm:
Title:
Address
(Include Zip Code)
Daytime Area Code and Telephone Number:
Dated:

PAYER'S NAME: COMPUTERSHARE TRUST COMPANY, N.A.

SUBSTITUTE FORM W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number(s) or Employer Identification Number

Department of the Treasury Internal Revenue Service	Part 2—Certification Under Penalties of Perjury, I certify that:	Part 3— Awaiting TIN ☐
	(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);	Part 4— Exempt TIN ☐
Payer's Request for Taxpayer Identification Number (TIN)
(2) (2) I am not subject to backup withholding because (a) I am exempt from withholding or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien)

Certification Instructions—

You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4.
Signature:	Date:
Name (Please Print):
Address (Please Print):

NOTE:    FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, 28% of all reportable payments made to me will be withheld.
Signature:	Date:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Tender Offer

        1.    Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal if either (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the book-entry transfer facility's system whose name appears on a security position listing as the owner of the shares) of shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) such shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "eligible institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. Stockholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 6.

        2.    Requirements of Tender.    This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an agent's message (as defined below) is utilized, if delivery of shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a stockholder validly to tender shares pursuant to the Tender Offer, either (i) a Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Time and either certificates for tendered shares must be received by the Depositary at one of such addresses or shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the Depositary), in each case prior to the Expiration Time, or (ii) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

        Stockholders whose certificates for shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Time may tender their shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to those procedures, (i) tender must be made by or through an eligible institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, in the form provided by the Company, must be received by the Depositary prior to the Expiration Time and (iii) the certificates for all tendered shares in proper form for transfer (or a book-entry confirmation with respect to all such shares), together with a Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the Depositary, in each case within three business days after the date of execution of the Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that such book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant.

        The method of delivery of shares, this Letter of Transmittal and all other required documents, including delivery through the book-entry transfer facility, is at the sole election and risk of the tendering stockholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their shares.

        3.    Inadequate Space.    If the space provided in the box entitled "Description of Shares Tendered" in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of shares of common stock should be listed on a separate signed schedule attached hereto.

        4.    Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer).    If fewer than all the shares represented by any certificate submitted to the Depositary are to be tendered, fill in the number of shares that are to be tendered in the box entitled "Number of Shares Tendered." In that case, if any tendered shares are purchased, new certificate(s) for the remainder of the shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the acceptance for payment of, and payment for, the shares tendered herewith. All shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Indication of Price at Which Shares are Being Tendered.    For shares to be properly tendered, the stockholder MUST either (1) check the box indicating the price per share at which such stockholder is tendering shares under the section captioned "Price (in Dollars) per Share at Which Shares Are Being Tendered" (stockholders should understand that this election may lower the purchase price and could result in the tendered shares being purchased at the minimum price of $28.00 per share) or (2) check the box in the section captioned "Shares Tendered at Price Determined in the Tender Offer" in order to maximize the chance of having the Company purchase all of the shares tendered (subject to the possibility of proration). For purposes of determining the purchase price, those shares that are tendered by stockholders agreeing to accept the purchase price determined in the Tender Offer will be deemed to be tendered at the minimum price of $28.00 per share. Selecting option (1) could result in none of the stockholder's tendered shares being purchased if the purchase price for the shares turns out to be less than the price selected by the stockholder. Selecting option (2) may lower the purchase price and could result in the stockholder receiving the minimum price of $28.00 per share. Only one box under (1) or (2) may be checked. If more than one box is checked, or if no box is checked, there is no proper tender of shares. A stockholder wishing to tender portions of such stockholder's share holdings at different prices must complete a separate Letter of Transmittal for each price at which such stockholder wishes to tender each such portion of such stockholder's shares. The same shares cannot be tendered unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

        6.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

        If any of the shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

        If any shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing, and proper evidence satisfactory to the Company of his or her authority to so act must be submitted with this Letter of Transmittal.

        If this Letter of Transmittal is signed by the registered owner(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution.

        If this Letter of Transmittal is signed by a person other than the registered owner(s) of the shares tendered hereby, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered owner(s), the certificate(s) representing such shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution. See Instruction 1.

        7.    Stock Transfer Taxes.    The Company will pay any stock transfer taxes with respect to the transfer and sale of shares to it pursuant to the Tender Offer. If, however, payment of the purchase price is to be made to, or if shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal.

        Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

        8.    Special Payment and Special Delivery Instructions.    If a check for the purchase price of any shares accepted for payment is to be issued in the name of, and/or certificates for any shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed and signatures must be guaranteed as described in Instructions 1 and 6.

        9.    Irregularities.    The Company will determine in its sole discretion all questions as to the purchase price, the number of shares to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of shares. Any such determinations will be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the Company's opinion, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any particular shares, and the Company's interpretation of the terms of the Tender Offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, Co-Dealer Managers (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) nor any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

        10.    28% Backup Withholding.    Circular 230: Notwithstanding anything to the contrary contained herein, a stockholder (and each employee, representative, or other agent of a stockholder) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions described in this Letter of Transmittal and in the Offer to Purchase and all materials of any kind that are provided to the stockholder relating to such tax treatment and tax structure (as such terms are defined in Treasury Regulation section 1.6011-4). This authorization of tax disclosure is retroactively effective to the commencement of discussions with stockholders regarding the transactions contemplated herein.

        Any discussions of United States federal tax matters set forth in this Letter of Transmittal and in the Offer to Purchase were written in connection with the promotion and marketing by the Company and the Co-Dealer Managers of the Tender Offer. Such discussions were not intended or written to be legal or tax advice to any person and were not intended or written to be used, and they cannot be used, by any person for the purpose of avoiding any United States federal tax penalties that may be imposed on such person. Each stockholder should seek advice based on its particular circumstances from an independent tax advisor.

        In order to avoid United States backup withholding at a rate of 28% on payments of cash pursuant to the Tender Offer, a stockholder that is a U.S. Holder (as defined in the Offer to Purchase) surrendering shares in the Tender Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN"), certify that the stockholder is a U.S. person on Substitute Form W-9 included in this Letter of Transmittal, and certify under penalties of perjury that such TIN is correct and that the stockholder is not subject to backup withholding. If a stockholder does not provide a correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such stockholder and payment of cash to such stockholder pursuant to the Tender Offer may be subject to backup withholding of 28%.

        Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be refunded or credited against the United States federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS.

        A tendering stockholder is required to give the Depositary the TIN (i.e., taxpayer identification number or social security number) of the record owner of the shares being tendered. If the shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

        The box in part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the depositary will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, these amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

        Some stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Foreign stockholders should complete and sign the main signature form and the appropriate IRS Form W-8 a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

        11.    Requests for Assistance or Additional Copies.    Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address set forth on the back cover of this Letter of Transmittal.

        12.    Lost, Destroyed or Stolen Certificates.    If your certificate(s) for part or all of your shares has been lost, stolen, destroyed or mutilated, you should check the box for "Lost Certificates" and promptly send the completed Letter of Transmittal to the Depositary. Upon receipt of your Letter of Transmittal, the Depositary will provide you with instructions on how to obtain a replacement certificate. You may be asked to post a bond to secure against the risk that the certificate may be subsequently recirculated. There may be a fee and additional documents may be required to replace lost certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. You are urged to send the properly completed Letter of Transmittal to the Depositary immediately to ensure timely processing of documentation. If you have questions, you may contact the Depositary at (800) 245-7630.

        13.    Conditional Tenders.    As described in Sections 1 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered shares being purchased.

        If you wish to make a conditional tender, you must indicate this in the box captioned "Conditional Tender" in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased from you if any are to be purchased from you.

        As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the required minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares of common stock and checked the box so indicating. Upon selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of shares of common stock.

        All tendered shares of common stock will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

        The conditional tender alternative is made available so that a stockholder may seek to structure the purchase of shares of common stock pursuant to the Tender Offer in such a manner that the purchase will be treated as a sale of such shares of common stock by the stockholder, rather than the payment of a dividend to the stockholder, for United States federal income tax purposes. If you are an odd lot holder and you tender all of your shares of common stock, you cannot conditionally tender, since your shares of common stock will not be subject to proration. It is the tendering stockholder's responsibility to calculate the minimum number of shares of common stock that must be purchased from the stockholder in order for the stockholder to qualify for sale rather than dividend treatment. Each stockholder is urged to consult his or her own tax advisor. See Section 15 of the Offer to Purchase.

        14.    Odd Lots.    As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all shares properly tendered before the Expiration Time and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any stockholder who owned, beneficially or of record, an aggregate of fewer than 100 shares, and who tenders all of the holder's shares at or below the purchase price. This preference will not be available to you unless you complete the section captioned "Odd Lots" in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery.

        15.    Order of Purchase in Event of Proration.    As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the United States federal income tax classification of any gain or loss on the shares purchased. See Sections 1 and 15 of the Offer to Purchase.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER

        Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

	FOR THIS TYPE OF ACCOUNT:	GIVE NAME AND SOCIAL SECURITY NUMBER (SSN) OF:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)
	FOR THIS TYPE OF ACCOUNT:	GIVE NAME AND EMPLOYER IDENTIFICATION NUMBER (EIN) OF:
6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
7.	Sole proprietorship or single-owner LLC	The owner(3)
8.	Corporation or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust.

NOTE:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Section references are to the Internal Revenue Code of 1986, as amended.

        Obtaining a Number.    If you don't have a taxpayer identification number or you don't know your number, obtain Internal Revenue Service ("IRS") Form SS-5, Application for a Social Security Card, or IRS Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number. You may also obtain these forms at the IRS website at http://www.irs.gov.

        Payees Exempt from Backup Withholding.    The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) are exempt. A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker is also exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that the following payments made to a corporation and reportable on IRS Form 1099-MISC are not exempt from backup withholding or information reporting: medical and health care payments, attorneys' fees and payments for services paid by a federal executive agency. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)
A corporation.

(2)
An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(3)
The United States or any of its agencies or instrumentalities.

(4)
A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(5)
A foreign government or any of its political subdivisions, agencies, or instrumentalities.

(6)
An international organization or any of its agencies or instrumentalities.

(7)
A foreign central bank of issue.

(8)
A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)
A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)
A real estate investment trust.

(11)
An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)
A common trust fund operated by a bank under section 584(a).

(13)
A financial institution.

(14)
A middleman known in the investment community as a nominee or custodian.

(15)
A trust exempt from tax under section 664 or described in section 4947.

        Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

  •
  Payments to nonresident aliens subject to withholding under section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) distributions made by an ESOP.

        Payments of interest generally not subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  •
  Payments of tax-exempt interest (including exempt interest dividends under section 852).

  •
  Payments described in section 6049(b)(5) to nonresident aliens.

  •
  Payments on tax-free covenant bonds under section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Mortgage interest paid to you.

        Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

        Privacy Act Notice.    Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, States, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal non-tax criminal laws or to federal enforcement and intelligence agencies to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties.

(1)
Penalty for Failure to Furnish Taxpayer Identification Number.    If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information with Respect to Withholding.    If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR
TAX CONSULTANT OR THE IRS.

(This page has been left blank intentionally.)

        IMPORTANT.    This Letter of Transmittal, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the Depositary prior to the Expiration Time and either certificates for tendered shares must be received by the Depositary or shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Time, or the tendering stockholder must comply with the procedures for guaranteed delivery.

        The Letter of Transmittal, certificates for shares and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's bank, broker, dealer, trust company or other nominee to the Depositary at one of its addresses set forth below.

The Depositary for the Offer is:
Computershare Trust Company, N.A.
By Mail: Computershare Trust Company, N.A. Attention: Corporate Actions P.O.Box 859208 Braintree, MA 02185-9208	By Hand or Overnight Courier: Computershare Trust Company, N.A. Attention: Corporate Actions 161 Bay Street Drive Braintree, MA 02184

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary.

        Questions and requests for assistance may be directed to the Information Agent at the address set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact the Co-Dealer Managers or your bank, broker, dealer, trust company or other nominee for assistance concerning the Tender Offer.

The Information Agent for the Tender Offer is:

17 State Street
10th Floor
New York, NY 10004
Banks and Brokerage Firms, Please Call: (212) 440-9800
Shareholder and All Others Call Toll-free: (866) 767-8963

The Co-Dealer Managers for the Tender Offer are:

Merrill Lynch & Co. Special Equity Transactions 4 World Financial Center New York, NY 10080 (609) 818-8000 (collect) (877) 653-2948 (toll free)	Citigroup Global Markets Inc. Special Equity Transactions Group 390 Greenwich Street, 5th Floor New York, New York 10013 (212) 723-7406 (collect) (877) 531-8365 (toll free)

QuickLinks

  Exhibit (a)(1)(B)